NEIMAN ENHANCED DIVIDEND FUND

Supplement Dated November 19, 2003

To Prospectus Dated April 1, 2003

”The Investment Adviser" section of the Prospectus dated April 1, 2003 is modified to reflect that the address of Neiman Capital Management, LLC is now 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067. The cover and the back page of the Prospectus dated April 1, 2003 are modified to reflect that the address of the Neiman Enhanced Dividend Fund is now 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067.

Note that the above address changes do not affect the addresses for share purchases of the Neiman Enhanced Dividend Fund.  Share purchases should continue to be made in accordance with the “Investing in the Fund” section of the Prospectus dated April 1, 2003.

This supplement and the Prospectus dated April 1, 2003, provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated April 1, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-385-2720.